Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator IBD® 50 ETF

(the “Fund”)

Supplement to the Fund’s Prospectus and Summary Prospectus

Dated March 1, 2021

April 9, 2021

Notwithstanding anything to the contrary in the Fund’s prospectus and summary prospectus, the performance table is being updated to correct the return of the IBD® 50 Index, as stated below:

Average Annual Total Return as of December 31, 2020
Innovator IBD® 50 ETF	1 Year	5 Years	Since Inception (4/8/15)
Return Before Taxes	18.00%	13.14%	9.06%
Return After Taxes on Distributions	18.00%	13.12%	9.05%
Return After Taxes on Distributions and Sale of Fund Shares	10.66%	10.54%	7.21%
IBD® 50 Index (reflects no deduction for fees, expenses or taxes)	18.23%	N/A(1),(2)	N/A(1),(2)
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.09%

1.         On November 20, 2017, the Fund began tracking the IBD® 50 Index. Because the IBD® 50 Index had an inception date of October 27, 2017, performance information is not included above.

2.         Performance data is not available for all the periods shown in the table for the index because performance data does not exist for the entire period.

Please Keep This Supplement With Your Prospectus For Future Reference